Exhibit I-3

Black Hills Corporation and Subsidiaries

Existing Contractual Arrangements Among Associate Companies

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Black Hills Corporation	All subsidiaries
Corporate services (e.g., labor
relations, employee relations,
training and development, policy
development and interpretation,
compensation, benefits,
organizational design, employment
and staffing activities, safety
and health administration, human
resource, information systems,
performance management, lease and
tenant services for general
office building and grounds,
employee assistance program
administration, relocation
services, affirmative action
plan and diversity program
		management, etc.)	Cost-based allocation	Transfer appropriate functions and personnel to Black Hills Services, Inc., and provide at cost-based rate under service agreement	Rules 87, 88, 90, and 91

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Black Hills Energy, Inc. Black Hills Energy Resources, Inc.	Various non-regulated subsidiaries Various non-regulated subsidiaries of Black Hills Energy Resources, Inc.
Administrative support services
(e.g., employee relations,
training and development, policy
development and interpretation,
compensation, benefits,
organizational design, employment
and staffing activities, safety
and health administration, human
resource, information systems,
performance management, lease and
tenant services for general
office building and grounds,
employee assistance program
administration, relocation
services, affirmative action
plan and diversity program
management, etc.)

Administrative and operational
support services (e.g., employee
relations, training and
development, policy development
and interpretation, compensation,
benefits, organizational design,
employment and staffing
activities, safety and health
administration, human resource,
information systems, performance
management, lease and tenant
		services, etc.)	Cost-based allocation Cost-based allocation	Transfer appropriate functions and personnel to Black Hills Services, Inc., and provide at cost-based rate No change	Rules 87, 88, 90, and 91 Rule 87(b)(1). Exempt from "at cost" pricing requirements under Rule 90(d)(1).

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Black Hills Exploration and Production, Inc. Black Hills FiberCom, LLC Black Hills FiberCom, LLC Black Hills Generation, Inc.	Various non-regulated subsidiaries of Black Hills Exploration and Production, Inc. Black Hills Power, Inc. Black Hills Power, Inc. Black Hills Power, Inc.
Administrative support services
(e.g., employee relations,
training and development, policy
development and interpretation,
compensation, benefits,
organizational design, employment
and staffing activities, safety
and health administration,
information systems, performance
management, lease and tenant
services, etc.)

Retail telecommunications services

Fiber optic services

Power marketing and gas
procurement

			Cost-based allocation Cost-based rate under regulated retail rate schedule (S. Dakota) Market rate Cost-based allocation	No change No change No change Transfer appropriate functions and personnel to new power marketing subsidiary and provide services at cost-based rate
Rule 87(b)(1). Exempt
from "at cost" pricing
requirements under Rule
90(d)(1).

Exempt under Section 34(i)
of Act and Rule 81.

Exempt under Section 34(i)
of Act and Rule 81.

Rules 87(a)(3), 90(a)(2)
and 91 (to the extent not
exempt under Rules 80(b) and/or81).

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Black Hills Generation, Inc. Black Hills Generation, Inc. Black Hills Power, Inc. Black Hills Power, Inc.	Black Hills Wyoming, Inc. Various non-utility subsidiaries of Black Hills Generation, Inc. Various affiliates Black Hills Power, Inc. (marketing function) and various affiliates
Power marketing and replacement
power procurement

Administrative support services
related to development and
operation of non-regulated
subsidiaries of Black Hills
Generation, Inc. (e.g., employee
relations, training and
development, policy development
and interpretation, compensation,
benefits, organizational design,
employment and staffing
activities, safety and health
administration, human resource,
information systems, performance
management, lease and tenant
services, etc.)

Retail electric service

Transmission and interconnection
service

Cost-based allocation

Cost-based allocation

Cost-based rates under
regulated retail rate
schedules (South Dakota,
Wyoming, and Montana)

Cost-based rates under
regulated transmission
tariff and rate schedules
			(FERC)	Transfer appropriate functions and personnel to new power marketing subsidiary and provide services at cost-based rate No change No change No change
Rules 87(b)(1), 90(a)(2),
and 91 (to the extent not
exempt under Rules 80(b)
and/or 81).

Rule 87(b)(1). Exempt
from "at cost" pricing
requirements under Rule
90(d)(1).

Exempt under Rules 80(b)
and/or 81.

Exempt under Rules 80(b)
and/or 81.

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Black Hills Power, Inc. Black Hills Power, Inc. Black Hills Power, Inc. Black Hills Power, Inc.	Various affiliates Various affiliates Various affiliates Black Hills Wyoming, Inc.
Office space leases

Administrative and operational
support services associated with
unique utility-related expertise
and capabilities of Black Hills
Power, Inc. (e.g., property
management and maintenance
services, HVAC services,
electrical support services,
safety management, inventory
management, environmental
services, generation and
transmission engineering
services, facility construction,
operation and maintenance
services, coal transportation
services, facility operational
support services, voltage and
reactive capacity support,
marketing and sales support, etc.)

Incidental specialty services
(construction services, pole
attachment services, mapping
services)

Wholesale power sales service

			Market rate Cost-based allocation Market rate Market-based rate under regulated power sales tariff (FERC)	Transfer functions to Black Hills Services, Inc., and provide at cost-based rate, or retain function and convert to cost-based rate No change Convert to cost-based rate No change
Rules 87, 88, 90, and 91
if transferred to Black
Hills Services. Rules
87(a)(3), 90(a)(2) and 9
if retained by Black Hil
Power.

Rules 87(a)(3), 90(a)(2)
and 91.

Rules 87(a)(3), 90(a)(2)
and 91.

Exempt under Rules 80(b)
and/or 81.

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Black Hills Power, Inc. Black Hills Wyoming, Inc. Black Hills Wyoming, Inc. Daksoft, Inc. Enserco Energy Inc.	Black Hills Wyoming, Inc. Black Hills Power, Inc. Black Hills Power, Inc. Black Hills Power, Inc. Black Hills Power, Inc.
Operations and maintenance
services, engineering and
technical support, coal
procurement, engineering
information systems, resource and
emergency planning, maintenance,
quality assurance, management
services and support, offsite
safety review

Operational support services
(coal handling, voltage and
reactive capacity support) in
support of activities at
Gillette, Wyoming, facilities
(coal mines and power generating
facilities)

Wholesale power sales service

General IT maintenance, tech
support, programming, and other
IT and communications services

Gas portfolio management and gas
procurement and supply (e.g., gas
scheduling, imbalance management,
storage account management,
commodity procurement, real time
logistics, forward natural gas
pricing information, financial
		risk management execution, etc.)	Cost-based rate Cost-based rate Market-based rate under regulated power sales tariff (FERC) Market rate Market rate	No Change No change No change Transfer functions to Black Hills Services, Inc., and provide at cost-based rate, or retain and convert to cost-based rate No change
Rules 87(a)(3), 90(a)(2) and 91.

Rules 87(a)(3), 90(a)(2)
and 91.

Exempt under Rules 80(b)
and/or 81.

Rules 87, 88, 90, and 91
if transferred to Black
Hills Services. Rules
87(a)(3), 90(a)(2) and 91
if retained by Daksoft.

Exemption requested to the
extent transactions are
not exempt under Rules
80(b) and/or 81.

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Enserco Energy Inc. Wyodak Resources Development Corporation Wyodak Resources Development Corporation	Affiliated EWGs, QFs, and other non-utility subsidiaries which do not sell power or provide goods or services to Black Hills Power, Inc. Black Hills Power, Inc. Black Hills Power, Inc.
Gas portfolio management and gas
procurement and supply (e.g., gas
scheduling, imbalance management,
storage account management,
commodity procurement, real time
logistics, forward natural gas
pricing information, financial
risk management execution, etc.)

Coal mining and coal supply for
generating facilities located at
Gillette, Wyoming

Routine facility maintenance
services at Gillette, Wyoming,
energy facilities (e.g., snow
removal, noxious weed
control/mowing, junk removal
(refractory waste), crane service
for ash pumps, and conveyor
maintenance, vacuum truck
services, dust control, fire
extinguishing, conveyor
maintenance and repair, use of
		bucket truck, etc.)	Market rate Formula rate approved by state regulators (S. Dakota) Cost-based allocation	No change No change No change
Rules 87(b)(1) and
90(d)(1) to the extent
transactions are not
exempt under Rules 80(b)
and/or 81.

Rules 87(a)(3) and
90(d)(2). Exemption
requested to the extent
transactions are not
exempt from "at cost"
pricing requirements under
Rule 90(d)(2).

Rules 87(a)(3), 90(a)(2),
and 91.

Provider	Recipient/ Beneficiary	Services	Pricing	Transition Plan	Applicable Rules or Exemptions
Wyodak Resources Development Corporation Wyodak Resources Development Corporation Various non-regulated subsidiaries	Black Hills Power, Inc. Black Hills Wyoming, Inc. Various non-regulated QF and EWG subsidiaries
Administrative and operational
support services in support of
Black Hills Power, Inc.,
Gillette, Wyoming campus (e.g.,
human resources, environmental
services, real estate support
services, communications
services, water services, etc.)

Coal mining and coal supply

Incidental goods, services, or
		construction services	Cost-based allocation Market rate Market rate	No change No change No change
Rules 87(a)(3), 90(a)(2),
and 91.

Rules 87(b)(1) and 90(d).
Exemption requested to the
extent transactions are
not exempt from "at cost"
pricing requirements under
Rule 90(d)(1) and/or
90(d)(2).

Rules 87(b)(1) and
90(d)(1).